   GM-DI LEASING CORPORATION
       3044 W. GRAND BLVD.
    DETROIT, MICHIGAN 48202                                  Date  Dec 7, 1995
                                                                  --------------


================================================================================

    CO.    Plasti-Line, Inc.
to  ST.    623 E. Emory Road,
    CITY   Knoxville, TN. 37950
                                      ZIP

================================================================================

THIS IS AN AMENDMENT - CHANGE NO. 33 TO PURCHASE ORDER No. 1241 DATED: May 1,
1983

AFTER RECORDING CHANGES NOTED BELOW, ATTACH TO AND MAKE A PART OF ORIGINAL PURCHASE ORDER.

================================================================================
                     PLEASE MAKE THE FOLLOWING CHANGES
================================================================================
ITEM      QUANTITY               DESCRIPTION                        PRICE
================================================================================

                                  AMENDMENT


                    The purpose of this Amendment is to extend the existing Purchase Order and (Amendment change #30 of Purchase Order No. 1241) on a month to month basis at the 1995 price level, until official awarding of the 1996 contract.







                                         ORIGINAL

================================================================================
REASON FOR AMENDMENT

                                            GM - DI LEASING CORPORATION
                                            /s/ R. Benson
                                            ------------------------------
                                                          PURCHASING AGENT
========================================    BUYER
                                            ------------------------------
     PLEASE RETURN THE ATTACHED             CORRESPONDENCE pertaining to
   ACKNOWLEDGEMENT COPY PROMPTLY            this order must be addressed
                                            to the attention of the Buyer.
===============================================================================

   GM-DI LEASING CORPORATION
       3044 W. GRAND BLVD.
    DETROIT, MICHIGAN 48202                                  Date  Dec 7, 1995
                                                                  --------------


================================================================================

    CO.    Plasti-Line, Inc.
to  ST.    623 E. Emory Road,
    CITY   Knoxville, TN. 37950
                                      ZIP

================================================================================

THIS IS AN AMENDMENT - CHANGE NO. 33 TO PURCHASE ORDER No. 1241 DATED: May 1,
1983

AFTER RECORDING CHANGES NOTED BELOW, ATTACH TO AND MAKE A PART OF ORIGINAL PURCHASE ORDER.

================================================================================
                     PLEASE MAKE THE FOLLOWING CHANGES
================================================================================
ITEM      QUANTITY               DESCRIPTION                        PRICE
================================================================================

                                  AMENDMENT


                    The purpose of this Amendment is to extend the existing Purchase Order and (Amendment change #30 of Purchase Order No. 1241) on a month to month basis at the 1995 price level, until official awarding of the 1996 contract.







                                 ACKNOWLEDGEMENT

================================================================================
                    PLEASE SIGN AND RETURN THIS COPY AT ONCE

The above changes have been recorded and are acknowledged and accepted on the same terms and conditions as are specified on the original purchase order.

                                            Plasti-Line, Inc.
                                            -------------------------------
                                                       VENDOR

                                            BY /s/ French R. Bolen  DATE 1/22/96
                                               -------------------  ------------

   GM-DI LEASING CORPORATION
       3044 W. GRAND BLVD.
    DETROIT, MICHIGAN 48202                                  Date  Dec 7, 1995
                                                                  --------------


================================================================================

    CO.    Plasti-Line, Inc.
to  ST.    623 E. Emory Road,
    CITY   Knoxville, TN. 37950
                                      ZIP

================================================================================

THIS IS AN AMENDMENT - CHANGE NO. 1 TO PURCHASE ORDER No. 951 DATED: March 20, 1995

AFTER RECORDING CHANGES NOTED BELOW, ATTACH TO AND MAKE A PART OF ORIGINAL PURCHASE ORDER.

================================================================================
                     PLEASE MAKE THE FOLLOWING CHANGES
================================================================================
ITEM      QUANTITY               DESCRIPTION                        PRICE
================================================================================

                                  AMENDMENT


                    The purpose of this Amendment is to
                    extend the existing Purchase order
                    and on a month to month basis at the
                    1995 price level until official awarding of the 1996 contract.







                                         ORIGINAL

================================================================================
REASON FOR AMENDMENT

                                            GM - DI LEASING CORPORATION
                                              /s/ French R. Bolen
                                            ------------------------------
                                                          PURCHASING AGENT

========================================    BUYER
                                            ------------------------------
     PLEASE RETURN THE ATTACHED             CORRESPONDENCE pertaining to
   ACKNOWLEDGEMENT COPY PROMPTLY            this order must be addressed
                                            to the attention of the Buyer.
===============================================================================

   GM-DI LEASING CORPORATION
       3044 W. GRAND BLVD.
    DETROIT, MICHIGAN 48202                                  Date  Dec 7, 1995
                                                                  --------------


================================================================================

    CO.    Plasti-Line, Inc.
to  ST.    623 E. Emory Road,
    CITY   Knoxville, TN. 37950
                                      ZIP

================================================================================

THIS IS AN AMENDMENT - CHANGE NO. 1 TO PURCHASE ORDER No. 951 DATED: March 20, 1995


AFTER RECORDING CHANGES NOTED BELOW, ATTACH TO AND MAKE A PART OF ORIGINAL PURCHASE ORDER.

================================================================================
                     PLEASE MAKE THE FOLLOWING CHANGES
================================================================================
ITEM      QUANTITY               DESCRIPTION                        PRICE
================================================================================


                                  AMENDMENT


                    The purpose of this Amendment is to
                    extend the existing Purchase order
                    and on a month to month basis at the
                    1995 price level until official awarding of the 1996 contract.







                                 ACKNOWLEDGEMENT

================================================================================
                    PLEASE SIGN AND RETURN THIS COPY AT ONCE

The above changes have been recorded and are acknowledged and accepted on the same terms and conditions as are specified on the original purchase order.

                                            Plastic-Line, Inc.
                                            -------------------------------
                                                       VENDOR

                                            BY /s/ French R. Bolen  DATE 1/22/96
                                               -------------------  ------------